UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2018

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place,

Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2018, Mackey McDonald informed the Company that he has decided not to stand for reelection to the Board of Directors at the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). Mr. McDonald will continue to serve through the remainder of his current term. Mr. McDonald’s decision not to stand for re-election is not the result of any disagreement with management or the Board of Directors of Kraft Heinz related to our operations, policies or practices.

The Board intends on keeping the same number of directors and will nominate George Zoghbi to stand for election at the 2018 Annual Meeting. Mr. Zoghbi served as the Chief Operating Officer of the U.S. Commercial business from the closing of the 2015 merger of Kraft Foods and H.J. Heinz Company until October 2017 when he transitioned to Strategic Advisor, a role he will continue to hold. Mr. Zoghbi previously served as Kraft’s Chief Operating Officer since February 2015 and, before that, as Vice Chairman, Operations, R&D, Sales and Strategy since June 2014. He served as Executive Vice President and President, Cheese & Dairy and Exports from February 2013 until June 2014. Mr. Zoghbi served as Executive Vice President and President, Cheese and Dairy from October 1, 2012 to February 2013. Prior to that, he served as President, Cheese and Dairy of Mondelēz International, a global food and beverage company, since October 2009. Mr. Zoghbi is also a director of Brambles Limited, a global supply chain logistics company.

A copy of the press release announcing Mr. McDonald’s retirement and Mr. Zoghbi’s nomination is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release, dated January 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: January 31, 2018	By:	/s/ Rashida La Lande
Rashida La Lande
Global General Counsel and Corporate Secretary

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